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                               TAVA TECHNOLOGIES, INC.
                     1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. PURPOSE; RESTRICTIONS ON AMOUNT AVAILABLE UNDER THE PLAN. This 1998 Non-Employee Director Stock Option Plan (the "Plan") is intended to encourage stock ownership by directors of TAVA Technologies, Inc. (the "Company") who are not employees of the Company and induce qualified persons to be willing to serve in such capacity.

     2. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated:

          a. "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          b. "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

          c. "Market Value" per share as of a particular date shall mean the average over the 10 trading days prior to that date of: the last sale price of the Company's Common Stock as reported on a national securities exchange or on the Nasdaq National Market; or, if the Company's Common Stock is not quoted on a national securities exchange or the Nasdaq National Market, the closing price of the Company's Common Stock as reported by the Nasdaq Small-Cap Market, or the average of the bid and asked prices on the electronic bulletin board, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets"; or, if such quotations are unavailable, the value determined by the Board in accordance with their discretion in making a bona fide, good faith determination of fair market value. Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          d. "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

          e.   "Non-Employee Director" shall mean a director who:

               i. Is not currently an officer (as defined in Rule 16a-1(f) of the Act) of the Company or a Parent Corporation or Subsidiary Corporation of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company;

               ii. Does not receive compensation, either directly or indirectly, from the Company or a Parent Corporation or Subsidiary Corporation of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
Item 404(a) of Regulation S-K under the 1934 Act;



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               iii. Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K under the 1934 Act; and

               iv. Is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K under the 1934 Act.

          f. "Parent Corporation" shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          g. "Subsidiary Corporation" shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   ADMINISTRATION.

          a. The Plan shall be administered by the Board of Directors (the "Board") or a committee designated by the Board. It is intended that grants of Options hereunder qualify as exempt purchases under Rule 16b-3 of the 1934 Act, and that transactions under this Plan comply with all applicable conditions of Rule 16b-3 or any successor regulation under the 1934 Act. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void AB INITIO, to the extent permitted by law and deemed advisable by the Board. Any Option granted hereunder which would subject or subjects the Optionee to liability under Section 16(b) of the 1934 Act is void AB INITIO as if it had never been granted.

          b. The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation) the authority: to determine who shall receive Options; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan, provided such actions are consistent with this Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          c. Section 6.a. of this Plan is intended to be a "formula plan," pursuant to which grants of Options occur automatically. Therefore, Options granted under Section 6.a. need not be evidenced by resolutions of the Board. Option grants pursuant to Section 6.b. shall be evidenced by resolutions of the Board or its designated committee.

                                      -2-


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          d.   The Board shall endeavor to administer the Plan and grant
Options hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the 1934 Act, although compliance with
Section 16 is the obligation of the Optionee, not the Company. Neither the Board nor the Company assumes any responsibility for an Optionee's compliance with his or her obligations under Section 16 of the 1934 Act.

          e. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4. ELIGIBILITY. Only Non-Employee Directors of the Company are eligible to receive Options hereunder. Directors shall not be eligible to receive Options under Section 6.a. of the Plan unless they have served a minimum of two months during the prior quarter. An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     5.   STOCK RESERVED.

          a. The stock subject to Options hereunder shall be shares of the Company's Common Stock, $.0001 par value per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Company. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 200,000, subject to adjustment as provided in Section 6(i) hereof.

          b. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Plan, unless the Plan shall have been terminated.

     6. TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by an Option Certificate issued by the Company, which Certificate shall be substantially in the form of Exhibit "A" attached hereto as modified from time to time by the Board in its discretion, and which shall comply with and be subject to the following terms and conditions:

          a. AUTOMATIC GRANTS. Commencing on April 1, 1998, and continuing thereafter until and unless the Plan is terminated by the Board, 4,000 Options shall be granted automatically on the first day of each calendar quarter to each Non-Employee Director for his or her services during the prior quarter, resulting in an aggregate of 16,000 Options issuable to each Non-Employee Director per year of Board service.

          b. OTHER GRANTS. In addition to the automatic grants provided for in this Section 6.a., the Board may in its discretion grant Options under this Plan to any Non-Employee Director.

                                      -3-


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          c.   EXERCISE TERM.  Each Option shall be exercisable for a
period of five years from the date of grant, unless the Board by resolution specifies a shorter or longer exercise period, in no case to exceed ten years from the date of grant.

          d. OPTION EXERCISE PRICE. The Option Exercise Price shall be equal to 100% of the Market Value of the Common Stock on the trading day preceding the grant date. The Option Exercise Price shall be subject to adjustment as provided in Section 6(i) hereof.

          e.   METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

               i. An Option may be exercised as to any or all whole shares of Common Stock as to which the Option has become exercisable, provided, however that no Option may be exercised for less than 100 shares unless the amount is equal to the number of shares remaining to be purchased under such Option.

               ii. Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the Secretary of the Company designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Exercise Price for the number of shares so designated, together with any written statements reasonably required by the Company in order to fulfill its obligations under any applicable securities laws.

               iii. The Option Exercise Price shall be paid in cash, in shares of Common Stock having a Market Value equal to such Option Exercise Price, or in property or in a combination of cash, shares and property, and (subject to approval of the Board) may be effected in whole or in part (A) with monies received from the Company at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Board, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

               iv. The Board of Directors shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to satisfy the Option Exercise Price and, if so, to determine the value of the property received.

          f.   TERMINATION.  Except as provided in this Section 6(f) and in
Section 6(g) hereof, an Option may not be exercised unless the Optionee is then a director of the Company or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which
Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as a director of the Company since the date of grant of the Option.

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               i.   If the Optionee ceases to be a director of the Company
because the Optionee resigned or declined to stand for reelection as a director, all Options shall terminate on the date six months and one day after the date the office of director is vacated.

               ii. If the Optionee ceases to be a director of the Company because the Optionee is removed for cause, all Options granted to such Optionee shall terminate on the effective date of the Optionee's removal.

               iii. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue as a director of the Company or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Company or its shareholders or any such division or Subsidiary Corporation to terminate such relationship between the individual and the Company or any of its divisions and Subsidiary Corporations.

          g. DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while a director of the Company or a Subsidiary Corporation or if the Optionee's directorship shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable; unless earlier terminated in accordance with their terms), may be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

          h.   TRANSFERABILITY RESTRICTION.

               i. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

               ii. Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in termination of the Option.

               iii. (A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.
(B) Further, the Company shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable

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securities laws and the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when the Company has a legal liability to satisfy such tax. (C) The Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act of 1933, the 1934 Act, or under any other state or federal law, rule or regulation. (D) The Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.
(E) The Company will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

          i.   EFFECT OF CERTAIN CHANGES.

               i. If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

               ii. In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up or spin-off, or in the event of a merger or consolidation of the Company with another corporation, the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof which would be receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such event; or the Board may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable.

               iii. Paragraph (ii) of this Section 6(i) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there

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is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

               iv. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               v. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

               vi. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or split-up or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          j.   NO RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

               i. Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option, until after the Option is exercised and the shares are issued to the person exercising such Option.

               ii. Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

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               iii. No shares shall be issued upon the exercise of an
Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agency having jurisdiction over the Company.

               iv. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

          k. OTHER PROVISIONS. Options authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of "vesting" or restrictions upon the exercise of an Option, as the Board shall deem advisable.

     7. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES. Each Optionee shall agree that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Optionee upon exercise of the Option to allow the Company to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option. The Company shall not be obligated to advise any Optionee of the existence of any tax or the amount which the Company will be so required to withhold.

     8. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time prior to ____________, 1998 (ten years from the date the Plan is adopted by the Board).

     9.   AMENDMENT AND TERMINATION OF THE PLAN.

          a.   i.   The Board at any time and from time to time may
terminate, modify or amend the Plan;

               ii. provided, however, that any amendment that would: (A) materially increase the number of securities issuable under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (B) grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act not included within the terms of the Plan prior to the amendment;
(C) materially increase the benefits accruing under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (D) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange or similar facility on which the Company's securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Company in conformance with the vote required by the Company's charter documents, resolution of the Board, any other applicable law, or the rules and regulations of such exchange or facility, each to the extent applicable. An Option only authorized by any amended terms requiring shareholder approval, which is granted prior to the approval of this Plan by the shareholders of the Company, shall not be effective until after such approval has been obtained.

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               iii. provided further that any such increase or modification that may result from adjustments authorized by Section 6(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, their rules or other laws or judicial order, shall not require approval of shareholders.

          b. Except as provided in Section 6 hereof, no termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

     10. ASSUMPTION. The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to the Company and shall continue to be governed, to the extent applicable, by the terms and conditions of this Plan. Such successor corporation shall not otherwise be obligated to assume this Plan.

     11. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary Corporation, or by any Optionee or shareholder of the Company or of any Subsidiary Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Company or any Subsidiary Corporation, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

     12. DATE OF ADOPTION. This Plan was adopted by the Company by resolution of the Board of Directors on February __, 1998.

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                                                                 Exhibit "A" to
                                                     1998 Non-Employee Director
                                                           Stock Option Plan of
                                                        TAVA Technologies, Inc.

                               STOCK OPTION CERTIFICATE

     In accordance with its 1998 Non-Employee Director Stock Option Plan (the "Plan"), TAVA Technologies, Inc. (the "Company") desires, in connection with the services of the Optionee, to provide the Optionee with an opportunity to acquire $.0001 par value common stock (the "Common Stock") of the Company on favorable terms and thereby increase the Optionee's proprietary interest in the continued progress and success of the business of the Company.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee agree as follows:

     1. CONFIRMATION OF GRANT OF OPTION. Subject to the terms of the Plan and of this Agreement, the Company confirms that effective __________, 199__ (the "Date of Grant"), the Optionee has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Non-Qualified Stock Option (the "Option") to purchase an aggregate of _______ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Section 8 hereof.

     2. PURCHASE PRICE. The purchase price of shares of Common Stock covered by the Option will be $_____ per share (the "Option Price") subject to adjustment as provided in Section 8 hereof.

     3. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan, the Option may be exercised in whole or part at any time during the term of the Option, provided, however, no Option shall be exercisable after the expiration of the term thereof, and no Option shall be exercisable unless the holder shall at the time of exercise have been an employee or director of or a consultant to the Company or of any subsidiary of the Company for a period of at least three months.

     The Option may be exercised, as provided in this Paragraph 3, by notice and payment to the Company as provided in Paragraph 10 hereof and
Section 6(e) of the Plan.

     4. TERM OF OPTION. The term of the Option will be through _______ __, 200__, subject to earlier termination or cancellation as provided in this Agreement. Except as otherwise provided in Paragraph 7 hereof, the Option will not be exercisable unless the Optionee shall, at the time of exercise, be a director of the Company or of a subsidiary. As used in this Agreement, the term "subsidiary" refers to and includes each "subsidiary corporation" as defined in the Plan.

     The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate transfer agent of the Company) upon purchase of such shares through exercise of the Option.

     5. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall not be subject to execution, attachment, or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 5 will not prejudice any rights or remedies which the Company or any Subsidiary Corporation may have under this Agreement or otherwise.

     6. EXERCISE UPON TERMINATION. The Optionee's rights to exercise this Option upon cessation of service as a director shall be as set forth in Section 6(f) of the Plan.

     7. DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. The Optionee's rights to exercise this Option upon the death, disability or retirement of the Optionee shall be as set forth in Section 6(g) of the Plan.

     8. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

     9. NO REGISTRATION OBLIGATION. The Optionee understands that the Option is not registered under the Securities Act of 1933, as amended (the "Act") and that the Company has no obligation to register the shares of Common Stock subject thereto and issuable upon the exercise thereof under the Act. The Optionee represents that the Option is being acquired by him and that such shares of Common Stock will be acquired by him for investment and all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Act prior to their issuance.

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, the availability of which is to be established to the satisfaction of the Company.

     The Optionee further understands and agrees that the Option may only be exercised if, at the time of such exercise, the Optionee and the Company are able to establish the existence of an exemption from registration under the Act and applicable state laws, and both the Optionee and the Company agree to use their best efforts to attempt to establish such exemption.

     10. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address.
 All notices to the Company shall be addressed to it at its office at ________________________________________. All notices to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or Persons at the Optionee's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     11. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

     12. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement will be binding upon the Optionee's heirs, legal representatives and successors.

     13. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be required.

     14. INCORPORATION OF THE PLAN. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or a Vice President to be effective as set forth above.

                                      TAVA Technologies, Inc.


                                      By:___________________________________
                                         _________________, ________________

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